United States
Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 9, 2004

LODGIAN, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14537	52-2093696

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3445 Peachtree Road, N.E
Suite 700, Atlanta, Georgia	30326

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 364-9400

SIGNATURES
EX-99.1 PRESS RELEASE DATED MARCH 9, 2004
EX-99.2 PRESS RELEASE DATED MARCH 9, 2004

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 9, 2004, Lodgian, Inc. announced it has filed a Registration Statement with the Securities and Exchange Commission regarding a public offering of $175 million worth of shares of its Common Stock. A copy of Lodgian’s press release is furnished as Exhibit 99.1 to this report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

         99.1     Press Release dated March 9, 2004 announcing filing of a Registration Statement with the Securities and Exchange Commission.

         99.2     Press Release dated March 9, 2004 reporting results for the fourth quarter and 12 months ended December 31, 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 9, 2004, Lodgian, Inc. issued a press release reporting results for the fourth quarter and 12 months ended December 31, 2003. A copy of this press release is attached as Exhibit 99.2. Pursuant to General Instruction  B.6 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2004	Lodgian, Inc.

	By:	/s/ Daniel E. Ellis

Daniel E. Ellis Senior Vice President and Secretary